Exhibit 10.7

本票

PROMISSORY NOTE

一、憑票准於西元 年 月 日無條件交付

金額 ■ 新台幣 : 壹億貳仟  元整

□ ：

The Undersigned hereby undertakes to unconditionally pay to the order of [CTBC Bank Co., Ltd.], on _______________ (month/day/year)in the amount of

■ NT$：	One Hundred and Twenty Million Dollars Only

□ ：

二、本票據利息自發票日起□採固定利率，依年息 ﹪按月計付。

□依照中國信託商業銀行訂定基準利率年息 ﹪加年息 ﹪合計年息 ﹪按月計付，如 貴行調整基準利率時，願隨時比照調整。

■利率依照個別授信約據訂定當時之約定。

□其他：

The interest payable under this Promissory Note shall accrue from the date of its issuance at:

□  The fixed interest rate of % per annum and shall be due and payable monthly.

□ The interest rate of [ %] per annum (being the sum of Chinatrust Commercial Bank’s prevailing prime rate of [ %] per annum plus the margin of [ %] per annum) and shall be due and payable monthly, the Undersigned hereby agrees that the interest rate shall be concurrently adjusted from time to time according to any change in Chinatrust Commercial Bank’s prevailing prime rate.

■The interest rate as determined in accordance with the terms and conditions of the respective facility agreement signed with Chinatrust Commercial Bank.

□	Other:

三、延滯違約金： 延滯180天(含)以內者，每期應繳約定款項(含每期約定攤還本金＋應繳利息)×約定利率×每期延滯天數÷365天×1.1。 延滯180天以上者，每期應繳約定款項(含每期約定攤還本金＋應繳利息)×約定利率×每期延滯天數÷365天×1.2。 逾到期日違約金：

逾期180天（含）以內者，到期日未償還本金餘額×約定利率×每期延滯天數÷365天×0.1。 逾期超過 180 天以上者，到期日未償還本金餘額×約定利率×每期延滯天數÷365 天×0.2。 Calculation of Default Penalties with Respect to Overdue Installment Repayment:

In the case where an installment repayment is overdue for 180 days or less, the default penalty shall be calculated as follows: The due and payable installment (including the principal to be amortized in the installment + the interest due) x agreed interest rate x the number of days overdue÷ 365 days x 1.1.

In the case where an installment repayment is overdue for more than 180 days, the default penalty shall be calculated as follows: The due and payable installment (including the principal to be amortized in the installment + the interest due) x agreed interest rate x the number of days overdue ÷365 days x 1.2.

Calculation of Default Penalties with Respect to Overdue Principal Repayment:

In the case where the principle repayment is overdue for 180 days or less, the default penalty shall be calculated as follows: The total outstanding unpaid principal as of the scheduled maturity date x the agreed interest rate x the number of days overdue ÷365 days x 0.1.

In the case where the principal repayment is overdue for more than 180 days, the default penalty shall be calculated as follows: The total outstanding unpaid principal as of the scheduled maturity date x the agreed interest rate x the number of days overdue

÷365 days x 0.2.

四、此票免除作成拒絕證書，並免除票據法第八十九條之通知義務。

The undersigned hereby expressly waive any protest when dishonor and waive notice of any kind set forth in Article 89 of Law of Negotiable Instruments.

五、付款地：台北市

Place of Payment : Taipei, Taiwan.

六、本票據以中華民國法為準據法。英文翻譯僅供參考，如中英文有不一致，以中文為準。

This promissory note is governed by the laws of the Republic of China. The English translation is for reference only. Any discrepancy between the Chinese text and the English translation, the Chinese text shall prevail.

發票人(Maker): APPLIED OPTOELECTRONICS,INC. 簽名及蓋章(chop and signature)

地址(Address) :

日期(Date)：西元2016年1月29日

發票人(Maker):				簽名及蓋章(chop and signature)
地址(Address):
日期(Date): 西元	年	月	日
發票人(Maker):				簽名及蓋章(chop and signature)
地址(Address):
日期(Date): 西元	年	月	日

1

票面金額交付： 或其指定人： Face Value of Promissory Note Pay to the order of 背書人(Endorser): 美商祥茂光電科技股份有限公司台灣分公司 簽名及蓋章(Signature and Chop) 地址(Address): 日期(Date): 西元2016年1月29日
票面金額交付： 或其指定人： Face Value of Promissory Note Pay to the order of 背書人 (Endorser): 簽名及蓋章(Signature and Chop) 地址(Address): 日期(Date): 西元 年 月 日
票面金額交付： 或其指定人： Face Value of Promissory Note Pay to the order of 背書人 (Endorser): 簽名及蓋章(Signature and Chop) 地址(Address): 日期(Date): 西元 年 月 日
票面金額交付： 或其指定人： Face Value of Promissory Note Pay to the order of 背書人 (Endorser): 簽名及蓋章(Signature and Chop) 地址(Address): 日期(Date): 西元 年 月 日
票面金額交付： 或其指定人： Face Value of Promissory Note Pay to the order of 背書人 (Endorser): 簽名及蓋章(Signature and Chop) 地址(Address): 日期(Date): 西元 年 月 日

2